Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED

MARK DUNKERLEY EMPLOYMENT AGREEMENT

The Employment Agreement between and among Hawaiian Holdings, Inc., Hawaiian Airlines, Inc. and Mark B. Dunkerley, as most recently amended effective November 8, 2007 (the “Employment Agreement”) is hereby amended as follows:

Unless otherwise defined herein, initially capitalized terms shall have the same meanings as defined in the Employment Agreement.

1.             Termination Without Cause or For Good Reason.  The lead-in language to Section 8 of the Employment Agreement is amended and restated in its entirety to read as follows:

“8.           Compensation Upon Termination by the Company Other than for Cause or By the Employee for Good Reason.  If the Employee’s employment shall be terminated (i) by act of the Company other than for cause during the Term, (ii) by the Employee for good reason during the Term, or (iii) upon or after the expiration of the Term and the Company has not offered Employee, prior to May 30, 2010, a new employment agreement on terms comparable in all material respects to the then effective terms of the Agreement (including new grants of equity comparable in all material respects to those made upon the Renewal Effective Date), then Employee shall be entitled to the following benefits:”

2.             Employment Agreement.  To the extent not expressly amended hereby, the Employment Agreement remains in full force and effect.

3.             Entire Agreement.  This Amendment, taken together with the Employment Agreement (to the extent not expressly amended hereby), represents the entire agreement of the parties with respect to the subject matter hereof, and may be amended at any time only by mutual written agreement of the parties hereto.

IN WITNESS WHEREOF, this Amendment No. 2. to the Employment Agreement is effective as of the last date signed below.

EMPLOYEE		HAWAIIAN HOLDINGS, INC.

By:	/s/ Mark B. Dunkerley	By:	/s/ Crystal K. Rose

Date:	May 6, 2010	Name:	Crystal K. Rose

		Title:	Director

		Date:	May 6, 2010

HAWAIIAN AIRLINES, INC.

		By:	/s/ Crystal K. Rose

		Name:	Crystal K. Rose

		Title:	Director

		Date:	May 6, 2010